UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Evoke Pharma, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING OF

STOCKHOLDERS AND PROXY STATEMENT

Dear Stockholder:

The annual meeting of stockholders of Evoke Pharma, Inc. will be held by means of remote communication via a live webcast accessible at www.proxydocs.com/EVOK on May 21, 2025 at 8:30 a.m., Pacific Time. The annual meeting will be held exclusively online and you must register in advance as described below.

The annual meeting is being held for the following purposes:

1.
To elect two directors for a three-year term to expire at the 2028 annual meeting of stockholders;
2.
To consider and vote upon the ratification of the selection of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
3.
To consider and vote upon, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission;
4.
To consider and vote upon, on an advisory basis, whether the stockholder vote to approve the compensation of the named executive officers as required by Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, should occur every one, two or three years; and
5.
To transact such other business as may be properly brought before the meeting or any adjournment or postponement thereof.

As noted above, our annual meeting will be a virtual meeting of stockholders, which will be conducted solely by remote communication via a live webcast. There will not be a physical meeting location, and stockholders will not be able to attend the annual meeting in person. This means that you can attend the annual meeting online, vote your shares during the online meeting and submit questions for consideration prior to the online meeting. To be admitted to the annual meeting's live webcast, you must register at www.proxydocs.com/EVOK by 2:00 p.m. Pacific Time on May 20, 2025, or the Registration Deadline, as described in the Notice of Internet Availability of Proxy Materials or proxy card. As part of the registration process, you must enter the Control Number shown on your proxy card. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the annual meeting, will be emailed to you.

The foregoing items of business are more fully described in the attached proxy statement, which forms a part of this notice and is incorporated herein by reference. Our board of directors has fixed the close of business on March 24, 2025 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof.

Accompanying this notice is a proxy card. Whether or not you expect to attend our virtual annual meeting, please complete, sign and date the enclosed proxy card and return it promptly, or complete and submit your proxy via phone or the internet in accordance with the instructions provided on the enclosed proxy card. If you plan to attend our annual meeting and wish to vote your shares personally, you may do so at any time before the proxy is voted.

All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors,

/s/ Matthew D'Onofrio
Matthew D'Onofrio Chief Executive Officer and Director

Solana Beach, California
April 10, 2025

Your vote is important. Please vote your shares whether or not you plan to attend the meeting.

i

PROXY STATEMENT FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 21, 2025

The board of directors of Evoke Pharma, Inc. is soliciting the enclosed proxy for use at the annual meeting of stockholders to be held by means of remote communication via a live webcast on May 21, 2025 at 8:30 a.m., Pacific Time. You will be able to participate in the annual meeting online and submit your questions in advance of the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 21, 2025.

This proxy statement and our annual report are available electronically at http://www.proxydocs.com/EVOK.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote at the 2025 annual meeting of stockholders. This proxy statement summarizes information related to your vote at the annual meeting. All stockholders who find it convenient to do so are cordially invited to attend the annual meeting via live webcast. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We intend to begin mailing this proxy statement, the attached notice of annual meeting and the enclosed proxy card on or about April 10, 2025 to all stockholders of record entitled to vote at the annual meeting. Only stockholders who owned our common stock on March 24, 2025 are entitled to vote at the annual meeting. On this record date, there were 1,492,858 shares of our common stock outstanding. Common stock is our only class of stock entitled to vote.

How can I attend the annual meeting?

This year’s annual meeting will be accessible through the Internet via a live webcast.

You are entitled to participate in the annual meeting if you were a stockholder as of the close of business on our record date of March 24, 2025 or hold a valid proxy for the meeting. To be admitted to the annual meeting’s live webcast, you must register at www.proxydocs.com/EVOK by 2:00 p.m. Pacific Time on May 20, 2025, or the Registration Deadline, as described in the Notice of Internet Availability of Proxy Materials or proxy card. As part of the registration process, you must enter the Control Number shown on your Notice of Internet Availability of Proxy Materials or proxy card. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the annual meeting, will be emailed to you.

This year’s stockholder question and answer session will include questions submitted in advance of the annual meeting. You may submit a question in advance of the meeting as a part of the registration process. Questions pertinent to meeting matters and that are submitted in accordance with our Rules of Conduct for the annual meeting will be answered during the meeting, subject to applicable time constraints. Questions and answers may be grouped by topic and substantially similar questions may be grouped and answered once. In order to promote fairness, efficient use of time and in order to ensure all stockholders are responded to, we will respond to up to two questions from a single stockholder.

What am I voting on?

There are four proposals scheduled for a vote:

Proposal 1: To elect two directors for a three-year term to expire at the 2028 annual meeting of stockholders:

•
Malcolm R. Hill, Pharm.D.
•
Vickie W. Reed

Proposal 2: Ratification of the appointment of BDO USA, P.C. as our independent registered public accountants for the year ending December 31, 2025.

Proposal 3: To consider and vote upon, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, or the SEC.

Proposal 4: To consider and vote upon, on an advisory basis, whether the stockholder vote to approve the compensation of the named executive officers as required by Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, should occur every one, two or three years.

How many votes do I have?

Each share of our common stock that you own as of March 24, 2025 entitles you to one vote.

How do I vote by proxy?

With respect to Proposal 1 for the election of directors, you may either vote “For” all of the nominees to the board of directors or you may “Withhold” your vote for any nominee you specify. With respect to Proposals 2 and 3 for the ratification of the appointment of BDO USA, LLP as our independent registered public accountants and the advisory vote on the compensation of our named executive officers, you may vote “For” or “Against” or abstain from voting. With respect to the advisory vote on whether the stockholder vote to approve the compensation of our named executive officers should occur every one, two or three years, you may vote for “one year,” “two years” or “three years” or abstain from voting.

Stockholders of Record: Shares Registered in Your Name

If you are a stockholder of record, there are several ways for you to vote your shares. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure that your vote is counted.

•
By Mail: You may vote using your proxy card by completing, signing, dating and returning the proxy card in the self-addressed, postage-paid envelope provided. If you properly complete your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your shares, as permitted, will be voted as recommended by our board of directors. If any other matter is presented at the annual meeting, your proxy (one of the individuals named on your proxy card) will vote in accordance with his or her best judgment. As of the date of this proxy statement, we knew of no matters that needed to be acted on at the meeting, other than those discussed in this proxy statement.
•
Via the Internet: You may vote at www.proxypush.com/EVOK, 24 hours a day, seven days a week. Have your proxy card available when you enter the website and use the Company Number and Account Number shown on your proxy card.
•
By Telephone: You may vote using a touch-tone telephone by calling 1-855-686-4811, 24 hours a day, seven days a week. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

For those stockholders with Internet access, we encourage you to vote by proxy via the Internet, since it is quick, convenient and provides a cost savings to us. When you vote by proxy via the Internet or by telephone prior to the annual meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted.

•
During the Annual Meeting: You may still attend the meeting and vote during the meeting even if you have already voted by proxy. In order to attend and vote at the meeting virtually via the Internet, stockholders must register in advance at www.proxydocs.com/EVOK prior to the deadline of 2:00 p.m. Pacific Time on May 20, 2025. When registering, you will be required to enter the control number found inside the shaded grey box on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you to access the meeting. Approximately one hour prior to the start of the annual meeting, you will receive further instructions via email, including a unique link, that will allow you access to the meeting. Please be sure to follow the instructions that will be delivered to you via email after completing the registration. If you encounter any difficulties accessing the virtual meeting the check-in or meeting time, please call the technical support number provided.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote at the annual meeting, you must obtain a valid proxy from your broker, bank or other nominee. Follow the instructions from your broker, bank, or other nominee included with these proxy materials, or contact your broker, bank, or other nominee to request a proxy form.

May I revoke my proxy?

If you give us your proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the following ways:

•
you may send in another signed proxy with a later date,
•
you may notify our corporate secretary, Mark Kowieski, in writing before the annual meeting that you have revoked your proxy,
•
you may notify our corporate secretary, Mark Kowieski, in writing before the annual meeting and vote via the Internet during the meeting, or
•
you may submit an electronic proxy during the annual meeting.

What constitutes a quorum?

The presence at the annual meeting, by virtual attendance or by proxy, of holders representing a majority of our outstanding common stock as of March 24, 2025, or 746,429 shares, constitutes a quorum at the meeting, permitting us to conduct our business.

What vote is required to approve each proposal?

Proposal 1: Election of Directors. The two nominees who receive the most “For” votes (among votes properly cast at the annual meeting or by proxy) will be elected. Only votes “For” will affect the outcome.

Proposal 2: Ratification of Independent Registered Public Accounting Firm. The ratification of the appointment of BDO USA, P.C. must receive “For” votes from the holders of a majority of the shares of common stock present or represented by proxy and entitled to vote at the annual meeting.

Proposal 3: Approval of the Compensation of the Named Executive Officers. The approval, on an advisory basis, of the compensation of the named executive officers must receive “For” votes from the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting.

Proposal 4: Frequency of Stockholder Vote on Executive Compensation. The alternative which receives the most “For” votes (among votes properly cast in person or by proxy) will be the stockholders’ recommendation, on an advisory basis, of the frequency of the stockholder vote on executive compensation.

Voting results will be tabulated and certified by Mediant Communications LLC, or Mediant.

What is the effect of abstentions?

Shares of common stock held by persons attending the annual meeting but not voting, and shares represented by proxies that reflect abstentions as to a particular proposal, will be counted as present for purposes of determining the presence of a quorum. Because Proposals 1 and 4, the election of directors and advisory vote on the frequency of the stockholder vote on executive compensation, are determined by a plurality of votes cast, abstentions will not be counted in determining the outcome of such proposal. For Proposals 2 and 3, abstaining has the same effect as a negative vote because abstentions are treated as shares present at the meeting or by proxy and entitled to vote.

What is the effect of broker non-votes?

A “broker non-vote” occurs when a bank, broker or other nominee holding shares for a beneficial owner has not received instructions from the beneficial owner and either chooses not to vote those shares on a routine matter or is not permitted to exercise discretionary voting authority on a non-routine matter. Shares represented by proxies that reflect a “broker non-vote” will be counted for purposes of determining whether a quorum exists.

The following proposal is considered a routine matter on which a broker, bank or other nominee has discretionary authority to vote:

•
Proposal 2 for the ratification of the appointment of BDO USA, P.C.

No broker non-votes are expected on this proposal. However, if there are any broker non-votes for Proposal 2, such broker non-votes will have no effect on the result of the vote.

All other proposals scheduled for a vote at the annual meeting (Proposals 1, 3 and 4) are considered non-routine, and accordingly, your broker, bank or other nominee may not exercise discretionary voting authority on those proposals. As a result, if you hold your shares with a broker, bank or other nominee and you do not provide timely voting instructions for the non-routine proposals, your shares will not be voted on those proposals at the annual meeting and will be considered “broker non-votes” on those proposals.

Broker non-votes will have no effect on the outcome of:

•
Proposal 1 for the election of directors;
•
Proposal 3 for the approval, on an advisory basis, of the compensation of our named executive officers; and
•
Proposal 4 for the advisory vote on the frequency of the stockholder vote on executive compensation.

If you have any questions about the proxy voting process, please contact the broker, bank or other nominee that holds your shares.

How are proxies being solicited?

In addition to mailing proxy solicitation materials, our directors, employees or our advisor may also solicit proxies at the annual meeting via live webcast, via the Internet, by telephone or by other electronic means of communication we deem appropriate.

Who is paying the costs of soliciting these proxies?

We will pay all of the costs of soliciting these proxies. Our directors, officers and other employees may solicit proxies in person or by telephone, fax or email. We will not pay our directors, officers or other employees any additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

How do I obtain an Annual Report on Form 10-K?

If you would like a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2024 that we filed with the SEC, we will send you one without charge. Please write to:

Evoke Pharma, Inc.

420 Stevens Avenue, Suite 230

Solana Beach, CA 92075

Attn: Corporate Secretary

All of our SEC filings are also available free of charge in the investor relations section of our website at www.evokepharma.com.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in our current report on Form 8-K to be filed with the SEC within four business days after the annual meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1

ELECTION OF DIRECTORS

Our board of directors is divided into three classes, with one class of our directors standing for election each year, generally for a three-year term. The current term of the company’s Class III directors, Malcom R. Hill, Pharm.D. and Vickie W. Reed, will expire at the 2025 annual meeting.

The nominees for Class III director for election at the 2025 annual meeting are Malcom R. Hill, Pharm.D. and Vickie W. Reed. If Dr. Hill and Ms. Reed are elected at the 2025 annual meeting, such individuals will be elected to serve for a term of three years that will expire at our 2028 annual meeting of stockholders and until such individual’s successor is elected and qualified.

If no contrary indication is made, proxies in the accompanying form will be voted for the nominees, or in the event that any nominee is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who is designated by our board of directors to fill the vacancy. Dr. Hill and Ms. Reed are currently members of our board of directors.

All of our directors bring to the board of directors significant leadership experience derived from their professional experience and service as executives or board members of other corporations and/or venture capital firms. The process undertaken by the nominating and corporate governance committee in recommending qualified director candidates is described below under “Director Nominations Process.” Certain individual qualifications and skills of our directors that contribute to the board of directors’ effectiveness as a whole are described in the following paragraphs.

Information Regarding Directors

The information set forth below as to the directors and nominees for director has been furnished to us by the directors and nominees for director:

Nominees for Election to the Board of Directors

For a Three-Year Term Expiring at the 2028 Annual Meeting of Stockholders (Class III)

Name	Age	Present Position with Evoke Pharma, Inc.
Malcolm R. Hill, Pharm.D.	68	Director
Vickie W. Reed	63	Director

Malcolm R. Hill, Pharm.D. has served as a member of our board of directors since June 2007. Dr. Hill has more than 30 years of academic and pharmaceutical industry experience in new product assessment and clinical trial design and execution, with a special emphasis in gastroenterology, respiratory medicine, and drug delivery systems. Since September 2020, Dr. Hill has served as Chief Development Officer at Mopac Biologics, a company specializing in development of computationally derived proteins for the treatment of inflammatory conditions of the gastrointestinal system. From June 2016 to March 2020, Dr. Hill served as the Chief Development Officer at PvP Biologics, a biotechnology company which was acquired by Takeda. Prior to joining PvP Biologics, Dr. Hill was Chief Scientific Officer at Meritage Pharma from 2008 through February 2015 focusing on novel treatments for eosinophilic esophagitis, when it was acquired by Shire. Prior to joining Meritage, Dr. Hill was Senior Vice President of Research and Development at Verus Pharmaceuticals, Inc. where he was responsible for various development-stage programs. Dr. Hill was a member of the senior management team at Dura Pharmaceuticals, Inc., where he served as a vice president and corporate officer. Dr. Hill was a Partner at ProPharmaCon, LLC, a product development and regulatory consulting company for clients with pharmaceutical products in every stage of the development cycle. Dr. Hill’s academic career includes his position at the National Jewish Medical and Research Center, and he has also served as an assistant professor in the Schools of Medicine and Pharmacy at the University of Colorado. Dr. Hill has published more than 80 articles on the topics of clinical pharmacology and pharmacokinetics and the treatment of pediatric asthma and related conditions. Dr. Hill earned his Pharm.D. from the University of Southern California and completed a post-doctoral program at the Veterans Administration Medical Center, San Diego, as well as a research fellowship in the Schools of Medicine and Pharmacy at the University of Florida Health Sciences Center. Dr. Hill’s experience as a founder of a private pharmaceutical firms, strong background in clinical and product development and substantial knowledge of the pharmaceutical industry contributed to our board of directors’ conclusion that he should serve as a director of our company.

Vickie W. Reed has served as a member of our board of directors since May 2021. Ms. Reed is a healthcare executive with over 25 years of experience in operating and governance roles. From May 2022 to June 2024, Ms. Reed served on the board of DMK Pharma, formerly Adamis Pharmaceuticals Corporation, a publicly-traded biotechnology company. From October 2013 to July 2022, she served as Senior Vice President, Finance and Chief Accounting Officer at Mirati Therapeutics, Inc. (acquired by Bristol Myers Squibb in 2024). From November 2012 through September 2013, she served as Senior Director, Finance and Controller at Zogenix, Inc., a public biotechnology company acquired by UCB in 2022. Previously, she held corporate accounting positions at Amylin Pharmaceuticals, Inc., a public biotechnology company acquired by Bristol Myers Squibb in 2012. Prior to joining Amylin, Ms. Reed held financial leadership roles at several biotechnology and telecommunications companies. Ms. Reed began her career with Price Waterhouse, now PricewaterhouseCoopers, in Denver, Colorado. She is a Certified Public Accountant

(inactive) in the State of Colorado and received a B.S. in Accounting from University of Colorado, Denver. Ms. Reed’s experience as the Chief Accounting Officer of a publicly-traded biotech company brings to our board of directors and the committees of our board of directors valuable financial skills and expertise, which qualify her to serve as an “audit committee financial expert” on the audit committee, and significant executive management experience and leadership skills, as well as a strong understanding of corporate governance principles, all of which contributed to our board of directors’ conclusion that she should serve as a director of our company.

Members of the Board of Directors Continuing in Office

Term Expiring at the 2026 Annual Meeting of Stockholders (Class I)

Name	Age	Present Position with Evoke Pharma, Inc.
Matthew J. D'Onofrio	55	Chief Executive Officer and Director
Greg Pyszczymuka	46	Director
Kenneth J. Widder, M.D.	72	Director

Matthew J. D’Onofrio is one of our co-founders and has served as our Chief Executive Officer and as a member of our board of directors since March 2024. Previously, he served as our President, Chief Operating Officer, Secretary and Treasurer since February 2023, as our Executive Vice President, Chief Business Officer, Secretary and Treasurer since 2010 and as our Executive Vice President, Corporate Development, Secretary and Treasurer since March 2007. Mr. D’Onofrio has over 30 years of experience in both large and small pharmaceutical firms. Prior to founding Evoke, Mr. D’Onofrio was Vice President, Business Development for Victory Pharma, a specialty pharmaceutical company based in San Diego. Mr. D’Onofrio was previously Director and Head of West Coast Business Development at Vertex Pharmaceuticals, Incorporated, a biotechnology company, directing partnership efforts associated with the La Jolla research facility as well as other corporate assets. Mr. D’Onofrio also held various commercial roles of increasing responsibility over a decade at Eli Lilly & Company, including significant experience in worldwide corporate business development. Mr. D’Onofrio earned a B.S. in Chemistry from San Diego State University and an M.B.A. from the University of Southern California. Mr. D’Onofrio’s extensive knowledge of our business, as well as over 30 years of experience in the pharmaceutical industry, including executive leadership in other pharmaceutical companies, contributed to our board of directors’ conclusion that he should serve as a director of our company.

Greg Pyszczymuka, has served as a member of our board of directors since February 2025. He has served as the Chief Commercial Officer of Aytu Biopharma (Nasdaq: AYTU) since January 2022. Mr. Pyszczymuka joined Aytu Biopharma as Executive Vice President, Commercial Operations in March 2021 at the closing of Aytu Biopharma’s merger with Neos Therapeutics (Nasdaq: NEOS). Mr. Pyszczymuka previously served as Vice President, Commercial at Neos from June 2020 until March 2021. Prior to joining Neos, Mr. Pyszczymuka had served in various leadership roles over a more than 20-year career in sales, marketing, commercial operations, distribution, commercial strategy, managed markets and new product planning. Mr. Pyszczymuka joined Neos most recently from Aqua Pharmaceuticals (an Almirall company), and previously was with Iroko Pharmaceuticals, Zogenix, and Endo Pharmaceuticals. He holds a B.S. from Rutgers University and an M.B.A. from Argosy University. Mr. Pyszczymuka extensive knowledge of our business, years of experience in the pharmaceutical industry, and expertise in strategic development contributed to our board of directors’ conclusion that he should serve as a director of our company.

Kenneth J. Widder, M.D. has served as a member of our board of directors since June 2007. Dr. Widder has over 40 years of experience working with biomedical companies. Dr. Widder was a General Partner with Latterell Venture Partners and serves on the boards of Quidel Ortho Corporation, Personalis, and the Vision of Children Foundation. Dr. Widder has founded seven companies and was Chairman and Chief Executive Officer of five of these companies. His last company, Sytera Inc., merged with Sirion Therapeutics, an ophthalmology specialty pharmaceutical company. Prior to Sytera, Dr. Widder co-founded and was the initial Chief Executive Officer of NovaCardia, Inc., a company acquired by Merck & Co., Inc. Prior to NovaCardia, Dr. Widder founded and was Chairman and Chief Executive Officer of Santarus, Inc., which was acquired by Salix Pharmaceuticals in 2013. Additionally, Dr. Widder was Chairman and Chief Executive Officer of Converge Medical, Inc., a medical device company developing a suture-less anastomosis system for vein grafts in coronary bypass surgery. Dr. Widder started his career as a founder, Chairman and Chief Executive Officer of Molecular Biosystems, where he was responsible for the development and approval of AlbunexR and OptisonR, the first two ultrasound contrast agents to be approved in the United States. Dr. Widder is an inventor on over 50 patents and patent applications and has authored or co-authored over 25 publications. Dr. Widder holds an M.D. from Northwestern University and trained in pathology at Duke University. Dr. Widder’s extensive knowledge of our business and history, experience as a board member of multiple publicly-traded and privately-held companies and expertise in developing and financing contributed to our board of directors’ conclusion that he should serve as a director of our company.

Members of the Board of Directors Continuing in Office

Term Expiring at the 2027 Annual Meeting of Stockholders (Class II)

Name	Age	Present Position with Evoke Pharma, Inc.
Cam L. Garner	76	Chariman of the Board of Directors
Todd C. Brady, M.D., Ph.D	53	Director
Benjamin Smeal	47	Director

Cam L. Garner is one of our co-founders and has served as Chairman of our board of directors since June 2007. Mr. Garner has co-founded specialty pharmaceutical companies Zogenix, Inc., Cadence Pharmaceuticals, Inc., Somaxon Pharmaceuticals, Inc., Elevation Pharmaceuticals, Inc., DJ Pharma, Verus Pharmaceuticals, Inc., Xcel Pharmaceuticals, Inc., Meritage Pharma, Inc., Oncternal Therapeutics, Inc., Kalyra Pharmaceuticals, Inc., OrPro Therapeutics, Inc., Alastin Skincare, Inc. and Zavante Therapeutics, Inc. He currently serves as Chairman of OrPro Therapeutics, Inc. Mr. Garner served as Chairman of Xcel Pharmaceuticals until it was acquired in March 2005 by Valeant Pharmaceuticals International, DJ Pharma until it was sold to Biovail in 2000, Elevation Pharmaceuticals until it was acquired by Sunovion Pharmaceuticals Inc. in September 2012, Cadence Pharmaceuticals until it was acquired by Mallinckrodt plc in March 2014, Meritage Pharma until it was acquired by Shire plc in February 2015, Zavante Inc. until it was acquired by Nabriva in July 2018, Alastin until it was acquired by Galderma in November 2021 and Zogenix, Inc. until it was acquired by UCB in 2022. Mr. Garner was Chief Executive Officer of Dura Pharmaceuticals, Inc. from 1989 to 1995 and its Chairman and Chief Executive Officer from 1995 until it was sold to Elan in November 2000. Mr. Garner earned his B.A. in Biology from Virginia Wesleyan College and an M.B.A. from Baldwin-Wallace College. As one of our co-founders and having served as our Chairman since June 2007, Mr. Garner’s extensive knowledge of our business and history, experience as a board member of multiple publicly-traded and privately-held companies, and expertise in developing, financing and providing strong executive leadership to numerous biopharmaceutical companies contributed to our board of directors’ conclusion that he should serve as a director of our company.

Todd C. Brady, M.D., Ph.D. has served as a member of our board of directors since June 2007. Dr. Brady currently serves as Chief Executive Officer, President, and Director of Aldeyra Therapeutics, Inc., a publicly-traded biotechnology company. Dr. Brady was appointed President and Chief Executive Officer of Aldeyra Therapeutics in 2012, having been a member of the board of directors since 2005. Prior to Aldeyra, Dr. Brady served as Entrepreneur in Residence at Domain Associates, LLC, a leading healthcare venture capital firm, where he was a Principal from 2004 to 2013. Dr. Brady also served on the board of directors of F-star Therapeutics, Inc., a publicly-traded biotechnology company, from October 2020 to March 2023. Dr. Brady holds an M.D. from Duke University Medical School, a Ph.D. from Duke University Graduate School, and an A.B. from Dartmouth College. Dr. Brady’s extensive knowledge of our business and history, experience as a board member of multiple companies, and expertise in strategic development contributed to our board of directors’ conclusion that he should serve as a director of our company.

Benjamin Smeal has served as a member of our board of directors since October 2024. He brings extensive experience in investment management and corporate governance. Before transitioning to full-time private investing in 2018, he held roles at Willett Advisors, the family office of Michael R. Bloomberg, and Kenmare Management, a hedge fund, where he gained unique insights into strategic business development and equity investments. Additionally, his role as Marketing Director at Overstock.com, a leading online retailer, gave him significant experience in both traditional and digital marketing, enhancing his ability to drive growth and innovation. From November 2020 to December 2020, Mr. Smeal served as a director of ImageWare Systems, Inc. and from August 2018 to March 2019, he served as a director of Owens Realty Mortgage, Inc. Mr. Smeal holds a B.A. in Political Economy from Williams College and an M.B.A. from Columbia University. Mr. Smeal’s extensive knowledge of our business, experience as a board member of multiple companies and expertise in developing and financing companies contributed to our board of directors’ conclusion that he should serve as a director of our company.

Board Independence

Our board of directors has determined that all of our directors are independent directors within the meaning of the applicable Nasdaq Stock Market LLC, or Nasdaq, listing standards, except for Matthew J. D'Onofrio, our Chief Executive Officer.

Board Leadership Structure

Our board of directors is currently led by its chairman, Cam L. Garner. Our board of directors recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as the company continues to grow. We separate the roles of chief executive officer and chairman of the board in recognition of the differences between the two roles. The chief executive officer is responsible for setting the strategic direction for the company and the day-to-day leadership and performance of the company, while the chairman of the board of directors provides guidance to the chief executive officer and presides over meetings of the full board of directors. We believe that this separation of responsibilities provides a balanced approach to managing the board of directors and overseeing the company.

The Board’s Role in Risk Oversight

Our board of directors has responsibility for the oversight of the company’s risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our board to understand the company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

The audit committee reviews information regarding liquidity and operations, and oversees our management of financial risks. Periodically, the audit committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the audit committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The compensation committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The nominating and corporate governance committee manages risks associated with the independence of the board, corporate disclosure practices, and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our board as a whole.

Board of Directors Meetings

During 2024, our board of directors met six times. In that year, each director attended at least 75% of the total number of meetings held during such director’s term of service by the board of directors and each committee of the board of directors on which such director served.

Committees of the Board of Directors

We have three standing committees: the audit committee, the compensation committee and the nominating and corporate governance committee. Each of these committees has a written charter approved by our board of directors. A copy of each charter can be found under the Corporate Governance section of our website at www.evokepharma.com.

Audit Committee

The audit committee’s main function is to oversee our accounting and financial reporting processes, internal systems of control, independent registered public accounting firm relationships and the audits of our financial statements. This committee’s responsibilities include, among other things:

•
selecting and engaging our independent registered public accounting firm;
•
evaluating the qualifications, independence and performance of our independent registered public accounting firm;
•
approving the audit and non-audit services to be performed by our independent registered public accounting firm;
•
reviewing the design, implementation, adequacy and effectiveness of our internal controls and our critical accounting policies;
•
discussing with management and the independent registered public accounting firm the results of our annual audit and the review of our quarterly unaudited financial statements;
•
reviewing, overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;
•
reviewing with management and our auditors any earnings announcements and other public announcements regarding our results of operations;
•
preparing the report that the SEC requires in our annual proxy statement;
•
reviewing and approving any related party transactions and reviewing and monitoring compliance with our code of conduct and ethics; and
•
reviewing and evaluating, at least annually, the performance of the audit committee and its members including compliance of the audit committee with its charter.

The members of our audit committee are Ms. Reed, Mr. Smeal, and Dr. Widder. Ms. Reed serves as the chairperson of the committee. All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the Nasdaq Capital Market. Our board of directors has determined that Ms. Reed is an “audit committee financial expert” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable Nasdaq rules and regulations. Our board of directors has determined each of Ms. Reed, Mr. Smeal and Dr. Widder is independent under the applicable rules of the SEC and the Nasdaq Capital Market. The audit committee met four times during 2024. The audit committee is governed by a written charter that satisfies the applicable standards of the SEC and the Nasdaq Capital Market.

Compensation Committee

Our compensation committee reviews and recommends policies relating to compensation and benefits of our officers and employees. The compensation committee reviews and recommends corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives and recommends to our board of directors the compensation of these officers based on such evaluations. The compensation committee also recommends to our board of directors the issuance of stock options and other awards under our equity plan. The compensation committee reviews and evaluates, at least annually, the performance of the compensation committee and its members, including compliance by the compensation committee with its charter.

The members of our compensation committee are Drs. Brady and Hill and Mr. Pyszczymuka. Dr. Brady serves as the chairman of the committee. Our Board has determined that each of Drs. Brady and Hill and Mr. Pyszczymuka are independent under the applicable rules and regulations of the Nasdaq Capital Market, and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. The compensation committee met two times during 2024. The compensation committee is governed by a written charter, which the compensation committee reviews and evaluates at least annually.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee is responsible for making recommendations to our board of directors regarding candidates for directorships and the size and composition of our board of directors. In addition, the nominating and corporate governance committee is responsible for overseeing our corporate governance policies, reporting and making recommendations to our board of directors concerning governance matters and periodically reviewing and evaluating the performance of the Board.

The members of our nominating and corporate governance committee are Drs. Hill and Widder and Mr. Pyszczymuka. Dr. Hill serves as the chairman of the committee. Our board has determined that Drs. Hill and Widder and Mr. Pyszczymuka are independent under the applicable rules and regulations of the Nasdaq Capital Market relating to nominating and corporate governance committee independence. The nominating and corporate governance committee did not meet during 2024.

Report of the Audit Committee of the Board of Directors

The audit committee oversees the company’s financial reporting process on behalf of our board of directors. Management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the audited financial statements in the company’s annual report with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting policies.

We have reviewed and discussed with BDO USA, P.C. our audited financial statements. We discussed with BDO USA, P.C. the overall scope and plans of their audits. We met with BDO USA, P.C., with and without management present, to discuss results of its examinations, and the overall quality of the company’s financial reporting.

We have reviewed and discussed with BDO USA, P.C. matters required to be discussed pursuant to the Public Company Accounting Oversight Board Auditing Standard 1301 “Communications with Audit Committees.” We have received from BDO USA, P.C. the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding BDO USA, P.C.’s communications with the audit committee concerning independence. We have discussed with BDO USA, P.C. matters relating to its independence, including a review of both audit and non-audit fees, and considered the compatibility of non-audit services with BDO USA, P.C.’s independence. The audit committee is not employed by the company, nor does it provide any expert assurance or professional certification regarding the company’s financial statements. The audit committee relies, without independent verification, on the accuracy and integrity of the information provided and representations made by management and the company’s independent registered public accounting firm.

In reliance on the reviews and discussions referred to above, the audit committee has recommended to the company’s board of directors that the audited financial statements be included in our annual report for the year ended December 31, 2024. The audit committee and the company’s board of directors also have recommended, subject to stockholder approval, the ratification of the appointment of BDO USA, P.C. as the company’s independent registered public accounting firm for 2025.

This report of the audit committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report has been furnished by the audit committee.

Respectfully submitted,

The Audit Committee of the Board of Directors

Vickie W. Reed (Chairperson)

Benjamin Smeal

Kenneth J. Widder, M.D.

Compensation Committee Interlocks and Insider Participation

Mr. Garner, Dr. Brady, Dr. Hill, and Mr. Smeal served on our compensation committee during 2024. None of the members of our compensation committee has ever been one of our officers or employees. None of our executive officers currently serves, or has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

Director Nomination Process

Director Qualifications

In evaluating director nominees, the nominating and corporate governance committee will consider, among other things, the following factors:

•
personal and professional integrity, ethics and values;
•
experience in corporate management, such as serving as an officer or former officer of a publicly-held company;
•
development or commercialization experience in large pharmaceutical companies;
•
experience as a board member or executive officer of another publicly-held company;
•
strong finance experience;
•
diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;
•
contribution to the range of backgrounds, perspectives, and experiences on the board of directors;
•
conflicts of interest; and
•
practical and mature business judgment.

The nominating and corporate governance committee’s goal is to assemble a board of directors that brings to the company a variety of perspectives and skills derived from high quality business and professional experience. Moreover, the nominating and corporate governance committee believes that the background and qualifications of the board of directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow the board of directors to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

Other than the foregoing criteria for director nominees, the nominating and corporate governance committee has not adopted a formal policy with respect to a fixed set of specific minimum qualifications for its candidates for membership on the board of directors. The nominating and corporate governance committee may consider such other facts as it may deem are in the best interests of the company and its stockholders. The nominating and corporate governance committee does, however, believe it is appropriate for at least one, and, preferably, several, members of our board of directors to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and that a majority of the members of our board of directors be independent as required under the Nasdaq qualification standards. The nominating and corporate governance committee also believes it is appropriate for our Chief Executive Officer to serve as a member of our board of directors. Our directors’ performance and qualification criteria are reviewed annually by the nominating and corporate governance committee.

Identification and Evaluation of Nominees for Directors

The nominating and corporate governance committee identifies nominees for director by first evaluating the current members of our board of directors willing to continue in service. Current members with qualifications and skills that are consistent with the nominating and corporate governance committee’s criteria for board of directors service and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our board of directors with that of obtaining a new perspective or expertise.

If any member of our board of directors does not wish to continue in service or if our board of directors decides not to re-nominate a member for re-election, the nominating and corporate governance committee may identify the desired skills and experience of a new nominee in light of the criteria above, in which case, the nominating and corporate governance committee would generally poll our board of directors and members of management for their recommendations. The nominating and corporate governance committee may also review the composition and qualification of the boards of directors of our competitors, and may seek input from industry experts or analysts. The nominating and corporate governance committee reviews the qualifications, experience and background of the candidates. Final candidates are interviewed by the members of the nominating and corporate governance committee and by certain of our other independent directors and executive management. In making its determinations, the nominating and corporate governance committee evaluates each individual in the context of our board of directors as a whole, with the objective of assembling a group that can best contribute to the success of our company and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the nominating and corporate governance committee makes its recommendation to our board of directors. To date, the nominating and corporate governance committee has not utilized third-party search firms to identify director candidates. The nominating and corporate governance committee may in the future choose to do so in those situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

The nominating and corporate governance committee evaluates nominees recommended by stockholders in the same manner as it evaluates other nominees. We have not received director candidate recommendations from our stockholders and do not have a formal policy regarding consideration of such recommendations. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by board members, management or other parties are evaluated. We do not intend to treat stockholder recommendations in any manner different from other recommendations.

Under our amended and restated bylaws, stockholders wishing to suggest a candidate for director should write to our corporate secretary and provide such information about the stockholder and the proposed candidate as is set forth in our amended and restated bylaws and as would be required by SEC rules to be included in a proxy statement. In addition, the stockholder must include the consent of the candidate and describe any arrangements or undertakings between the stockholder and the candidate regarding the nomination. In order to give the nominating and corporate governance committee sufficient time to evaluate a recommended candidate and/or include the candidate in our proxy statement for the 2025 annual meeting, the recommendation should be received by our corporate secretary at our principal executive offices in accordance with our procedures detailed in the section below entitled “Stockholder Proposals.”

Director Attendance at Annual Meetings

Although our company does not have a formal policy regarding attendance by members of our board of directors at our annual meeting, we encourage all of our directors to attend. All of the board members attended the 2024 annual meeting of stockholders.

Communications with our Board of Directors

Stockholders seeking to communicate with our board of directors should submit their written comments to our corporate secretary at Evoke Pharma, Inc., 420 Stevens Avenue, Suite 230, Solana Beach, California 92075. The corporate secretary will forward such communications to each member of our board of directors; provided that, if in the opinion of our corporate secretary it would be inappropriate to send a particular stockholder communication to a specific director, such communication will only be sent to the remaining directors (subject to the remaining directors concurring with such opinion).

Insider Trading Compliance Policy

Our board of directors has adopted an Insider Trading Compliance Policy applicable to our directors, officers, employees, and other covered persons that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq listing standards. It is also the company’s policy to comply with U.S. insider trading laws and regulations, including with respect to transactions in our own securities.

Corporate Governance

Our company’s Code of Business Conduct and Ethics, Corporate Governance Guidelines, Audit Committee Charter, Compensation Committee Charter and Nominating and Corporate Governance Committee Charter are available, free of charge, on our website at www.evokepharma.com. Please note, however, that the information contained on the website is not incorporated by reference in, or considered part of, this proxy statement. We will also provide copies of these documents, as well as our company’s other corporate governance documents, free of charge, to any stockholder upon written request to Evoke Pharma, Inc., Attention: Corporate Secretary, 420 Stevens Avenue, Suite 230, Solana Beach, California 92075.

Director Compensation

The following table sets forth information for the year ended December 31, 2024 regarding the compensation awarded to, earned by or paid to our non-employee directors who served on our board of directors during 2024. Mr. D'Onofrio, our Chief Executive Officer and member of the board, and Mr. Gonyer, our former Chief Executive Officer and a former member of our board in 2024, did not receive additional compensation for their performance of services as directors. The compensation for Messrs. D'Onofrio and Gonyer for 2024 is disclosed below in the Summary Compensation Table.

Name	Fees Earned or Paid in Cash ($) (1)	Option Awards ($) (2)		Total($)
Cam L. Garner	$—	$6,526	(3)	$6,526
Todd C. Brady, M.D., Ph.D.	—	5,374	(4)	5,374
Malcolm R. Hill, Pharm.D.	—	5,374	(5)	5,374
Vickie W. Reed	—	5,516	(6)	5,516
Benjamin Smeal	—	26,573	(7)	26,573
Kenneth J. Widder, M.D.	—	5,238	(8)	5,238
(1)
The Board agreed to forego their cash compensation for 2024.
(2)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted during 2024 computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or ASC 718. Assumptions used in the calculation of these amounts are included in Note 4. (Stockholder's Equity) to the Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 13, 2025. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. These amounts do not reflect the actual economic value that will be realized by the director upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.
(3)
Represents options to purchase 1,479 shares of our common stock granted to Mr. Garner for service as a member of our board of directors. The shares subject to this award vest on the first anniversary of the grant date, provided Mr. Garner continues to provide services to us through such date.
(4)
Represents options to purchase 1,218 shares of our common stock granted to Dr. Brady for service as a member of our board of directors. The shares subject to this award vest on the first anniversary of the grant date, provided Dr. Brady continues to provide services to us through such date.
(5)
Represents options to purchase 1,218 shares of our common stock granted to Dr. Hill for service as a member of our board of directors. The shares subject to this award vest on the first anniversary of the grant date, provided Dr. Hill continues to provide services to us through such date.
(6)
Represents options to purchase 1,250 shares of our common stock granted to Ms. Reed for service as a member of our board of directors. The shares subject to this award vest on the first anniversary of the grant date, provided Ms. Reed continues to provide services to us through such date.
(7)
Represents options to purchase 5,833 shares of our common stock granted to Mr. Smeal upon his appointment to our Board. The shares subject to this award vest annually on each the first, second and third anniversary of the grant date; provided Mr. Smeal continues to provide service to us through such dates.
(8)
Represents options to purchase 1,187 shares of our common stock granted to Dr. Widder for service as a member of our board of directors. The shares subject to this award vest on the first anniversary of the grant date, provided Dr. Widder continues to provide services to us through such date.

The table below shows the aggregate numbers of option awards (exercisable and unexercisable) held as of December 31, 2024 by each non-employee director who was serving as of December 31, 2024.

Name	Options Exercisable at December 31, 2024	Options Unexercisable at December 31, 2024
Cam L. Garner	—	1,479
Todd C. Brady, M.D., Ph.D	—	1,218
Malcolm R. Hill, Pharm.D.	—	1,218
Vickie W. Reed	—	1,250
Benjamin Smeal	—	5,833
Kenneth J. Widder, M.D.	—	1,187

Each non-employee director who is newly elected or appointed to the board of directors will receive an initial grant of options to purchase 5,833 shares of our common stock, vesting in three equal annual installments on each of the first three anniversaries of the date of grant, upon such election or appointment to the board of directors. In addition, non-employee directors receive annual grants of options on the date of each annual meeting of stockholders as follows: each non-employee director, options to purchase 1,000 shares; chair of our board of directors, an additional grant of options to purchase 291 shares; chair of the audit committee, an additional grant of options to purchase 250 shares; chair of the compensation committee, an additional 187 shares; and chair of the nominating and corporate governance committee, an additional grant of options to purchase 125 shares. Audit committee members received an additional grant of options to purchase 125 shares; members of the compensation committee received an additional grant of 93 shares; and the members of the nominating and corporate governance committee received an additional grant of options to purchase 62 shares. All of the annual grants will vest on the first anniversary of the date of grant. The remaining terms of the director compensation program as in effect prior to this amendment remain unchanged. The directors elected to forego all cash compensation for 2024.

In November 2024, each member of the board of directors voluntarily cancelled all out-of-the money options with an exercise price greater than or equal to $25.00 per share held by such director for no consideration. The non-employee directors agreed to cancel an aggregate of 15,785 stock options with exercise prices between $25.44 and $925.92.

Vote Required; Recommendation of the Board of Directors

If a quorum is present and voting at the annual meeting, the two nominees receiving the highest number of votes will be elected to our board of directors. Votes withheld from any nominee, abstentions and broker non-votes will be counted only for purposes of determining a quorum. Broker non-votes will have no effect on this proposal as brokers or other nominees are not entitled to vote on such proposals in the absence of voting instructions from the beneficial owner.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF MALCOM R. HILL, PHARM.D. AND VICKIE W. REED. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE ON YOUR PROXY CARD.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The audit committee has selected BDO USA, P.C. as the company’s independent registered public accountants for the year ending December 31, 2025 and has further directed that management submit the selection of independent registered public accountants for ratification by the stockholders at the annual meeting. BDO USA, P.C. has audited the company’s financial statements for the years ended December 31, 2013 through December 31, 2024. Representatives of BDO USA, P.C. are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of BDO USA, P.C. as the company’s independent registered public accountants is not required by Delaware law, the company’s amended and restated certificate of incorporation, or the company’s amended and restated bylaws. However, the audit committee is submitting the selection of BDO USA, P.C. to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether to retain the firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of different independent registered public accountants at any time during the year if the audit committee determines that such a change would be in the best interests of the company and its stockholders.

The following table represents aggregate fees billed to us for services related to the years ended December 31, 2024 and 2023, by BDO USA, P.C. as our independent registered public accounting firm:

	December 31, 2024	December 31, 2023
Audit Fees (1)	$610,895	$418,741
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$610,895	$418,741
(1)
Audit Fees consist of fees billed for professional services performed by BDO USA, P.C. for the audit of our annual financial statements, the quarterly review of our financial statements, the issuance of consents and comfort letters in connection with registration statements and related services that are normally provided in connection with statutory and regulatory filings or engagements.

Pre-Approval Policies and Procedures

Our audit committee has established a policy that all audit and permissible non-audit services provided by our independent registered public accounting firm will be pre-approved by the audit committee, and all such services were pre-approved in accordance with this policy during the fiscal years ended December 31, 2024 and 2023. These services may include audit services, audit-related services, tax services and other services. The audit committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

Vote Required; Recommendation of the Board of Directors

The affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the meeting will be required to ratify the selection of BDO USA, P.C.. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes. The approval of Proposal 2 is a routine proposal on which a broker or other nominee has discretionary authority to vote. Accordingly, no broker non-votes will likely result from this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE TO RATIFY THE SELECTION OF BDO USA, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025. PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE ON THEIR PROXY CARDS.

PROPOSAL 3

APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, our stockholders are entitled to vote at the annual meeting to provide advisory approval of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. Pursuant to the Dodd-Frank Act, the stockholder vote on executive compensation is an advisory vote only, and it is not binding on us or our board of directors.

Although the vote is non-binding, our compensation committee and board of directors value the opinions of the stockholders and will consider the outcome of the vote when making future compensation decisions. We urge stockholders to read the Executive Compensation and Other Information section of this proxy statement, which describes in detail our executive compensation.

Consistent with the preference of our stockholders as reflected in our prior non-binding advisory vote on the frequency of future say-on-pay votes, we will hold a say-on-pay advisory vote each year unless otherwise disclosed.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask that our stockholders vote “FOR” the following resolution:

“RESOLVED, that Evoke Pharma, Inc.’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Evoke Pharma, Inc.’s Proxy Statement for the 2024 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the SEC, including the Executive Compensation and Other Information, the 2024 Summary Compensation Table and the other related tables and disclosure.”

Vote Required; Recommendation of the Board of Directors

The affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the meeting will be required to approve the advisory vote regarding the compensation of the named executive officers. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes. Broker non-votes will have no effect on this proposal as brokers or other nominees are not entitled to vote on such proposals in the absence of voting instructions from the beneficial owner.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

PROPOSAL 4

FREQUENCY OF STOCKHOLDER VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Act, our stockholders are entitled to vote at the annual meeting regarding whether the stockholder vote to approve the compensation of our named executive officers as required by Section 14A(a)(2) of the Exchange Act (and as described in Proposal 3 of this proxy statement), should occur every one, two or three years. Under the rules issued by the SEC, stockholders shall also have the option to abstain from voting on the matter. Pursuant to the Dodd-Frank Act, the stockholder vote on the frequency of the stockholder vote to approve executive compensation is an advisory vote only, and it is not binding on us or our board of directors.

Although the vote is non-binding, our compensation committee and board of directors value the opinions of our stockholders and will consider the outcome of the vote when determining the frequency of the stockholder vote on executive compensation.

Vote Required; Recommendation of the Board of Directors

If a quorum is present and voting at the annual meeting, the alternative receiving the highest number of votes—every one year, every two years or every three years—will be the stockholders’ recommendation, on an advisory basis, of the frequency of the stockholder vote on executive compensation. Abstentions and broker non-votes will be counted only for purposes of determining a quorum. Broker non-votes will have no effect on this proposal as brokers or other nominees are not entitled to vote on such proposal in the absence of voting instructions from the beneficial owner.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EVERY THREE YEARS REGARDING THE FREQUENCY OF THE STOCKHOLDER VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS REQUIRED BY SECTION 14A(A)(2) OF THE EXCHANGE ACT. PLEASE NOTE: STOCKHOLDERS ARE NOT VOTING TO APPROVE OR DISAPPROVE OUR BOARD’S RECOMMENDATION REGARDING THIS PROPOSAL 4.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of March 24, 2025 by:

•
each of our named executive officers;
•
each of our directors;
•
all of our executive officers and directors as a group; and
•
each person or group of affiliated persons known by us to beneficially own more than 5% of our common stock.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 1,492,858 shares of common stock outstanding on March 24, 2025. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of March 24, 2025 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o Evoke Pharma, Inc., 420 Stevens Avenue, Suite 230, Solana Beach, CA 92075. We believe, based on information provided to us that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Shareholders
Nantahala Capital Management, LLC (1)	255,934	15.99%
Bleichroeder LP (2)	158,058	9.99%
Named Executive Officers and Directors
Matthew J. D'Onofrio (3)	9,820	*
Mark Kowieski, CPA (4)	10,321	*
Marilyn R. Carlson, D.M.D., M.D. (5)	5,598	*
David A. Gonyer (6)	2,359	*
Cam L. Garner (7)	3,809	*
Todd C. Brady, M.D., Ph.D. (8)	1,245	*
Malcolm R. Hill, Pharm.D. (9)	1,351	*
Vickie W. Reed (10)	1,250	*
Benjamin Smeal	—	*
Kenneth J. Widder, M.D. (11)	1,187	*
Greg Pyszczymuka	—	*
All Current Directors and Executive Officers as a Group (10 People) (12)	34,581	2.29%
(1)
Represents 148,194 shares of common stock and 107,740 shares underlying the warrants described below after giving effect to a beneficial ownership blocker in such warrants which prohibits the holder from exercising the warrants to the extent the holder would beneficially own, after exercise, more than 15.99% of the outstanding shares of our common stock (the “Beneficial Ownership Blocker”). Nantahala Capital Management, LLC, a registered investment advisor, has the power to vote and/or direct the disposition of securities held by Nantahala Capital Partners Limited Partnership, NCP RFM LP and Blackwell Partners LLC - Series A (the “Nantahala Holders”) as general partner and/or investment manager. As of March 24, 2025, the Nantahala Holders held (i) 148,194 shares of common stock, (ii) 433,962 Pre-Funded Warrants, (iii) 275,550 Series A Warrants and (iv) 367,646 Series C Warrants. Wilmot Harkey and Daniel Mack are managing members of Nantahala Capital Management, LLC and may be deemed to have voting and dispositive power over the shares held by the Nantahala Holders. The address of Nantahala Capital Management, LLC, Nantahala Capital Partners Limited Partnership and NCP RFM LP is 130 Main St., 2nd Floor, New Canaan, Connecticut 06840. The address of Blackwell Partners LLC - Series A is 280 South Mangum Street, Suite 210 Durham, NC 27701.
(2)
Represents 68,750 shares of common stock and 89,308 shares underlying the warrants described below after giving effect to the Beneficial Ownership Blocker. As of March 24, 2025, the Denise and Michael Kellen Foundation, Inc. held (i) 68,750 shares of common stock, (ii) 94,648 Pre-Funded Warrants, (iii) 122,549 Series A Warrants and (iv)

122,549 Series C Warrants. Bleichroeder LP (“Bleichroeder”), an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is deemed to be the beneficial owner of the holdings reflected above. The Denise and Michael Kellen Foundation, a charitable foundation for which Bleichroeder acts as investment adviser, holds the shares of common stock, Pre-Funded Warrants, Series A Warrants and Series C Warrants. The address of Denise and Michael Kellen Foundation, Inc. is 1345 Avenue of the Americas, 47th Floor, New York, NY 10105.
(3)
Consists of 9,820 shares of common stock held as of March 24, 2025.
(4)
Consists of 4,916 shares of common stock and 5,405 shares Mr. Kowieski has the right to acquire pursuant to outstanding options which are immediately exercisable within 60 days of March 24, 2025.
(5)
Consists of 360 shares of common stock and 5,238 shares Dr. Carlson has the right to acquire pursuant to outstanding options which are immediately exercisable within 60 days of March 24, 2025.
(6)
Consists of 2,359 shares of common stock held as of March 24, 2025.
(7)
Consists of 2,330 shares held by Garner Investments, L.L.C., of which Mr. Garner is the managing member, and 1,479 shares that Mr. Garner has the right to acquire pursuant to outstanding options which are immediately exercisable within 60 days of March 24, 2025.
(8)
Consists of 27 shares of common stock and 1,218 shares Dr. Brady has the right to acquire pursuant to outstanding options which are immediately exercisable within 60 days of March 24, 2025.
(9)
Consists of 133 shares of common stock and 1,218 shares that Dr. Hill has the right to acquire pursuant to outstanding options which are immediately exercisable within 60 days of March 24, 2025.
(10)
Consists of 1,250 shares that Ms. Reed has the right to acquire pursuant to outstanding options which are immediately exercisable within 60 days of March 24, 2025.
(11)
Consists of 1,187 shares that Dr. Widder has the right to acquire pursuant to outstanding options which are immediately exercisable within 60 days of March 24, 2025.
(12)
Consists of 17,586 shares of common stock and 16,995 shares of common stock subject to outstanding options which are immediately exercisable within 60 days of March 24, 2025.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Our Executive Officers

The following table sets forth certain information about our executive officers as of March 24, 2025:

Name	Age	Present Position with Evoke Pharma, Inc.
Matthew J. D'Onofrio	55	Chief Executive Officer and Director
Mark Kowieski, CPA	48	Chief Financial Officer, Treasurer and Secretary
Marilyn R. Carlson, D.M.D., M.D.	77	Chief Medical Officer

The biography of Matthew J. D'Onofrio can be found under “Proposal 1 – Election of Directors.”

Mark Kowieski has served as our Chief Financial Officer, Treasurer and Secretary since May 2024. Before this, he served as our Vice President of Finance since June 2022. With nearly two decades of experience in finance and accounting, he has a diverse range of experience, having worked in various industries in both public and private companies. Prior to Evoke, Mr. Kowieski held leadership positions of increasing responsibilities at Evofem Biosciences, including as Vice President Finance and Accounting from May 2015 to May 2022, and Vital Therapies, overseeing key areas including SEC reporting, budgeting, and accounting operations. In addition to his experience in industry, he was an adjunct faculty member at the University of San Diego where he taught Accounting courses at the undergraduate and graduate level. He began his career with Arthur Andersen, and is a Certified Public Accountant (California active), and received his B.A. in Business Administration and an M.A.in Accountancy from the University of Wisconsin–Madison.

Marilyn R. Carlson, D.M.D., M.D., has served as our Chief Medical Officer since December 2013. Dr. Carlson has worked closely with Evoke as an outside consultant since the company was founded in 2007. Dr. Carlson has been the key clinical and regulatory expert for Evoke through the entire development of Gimoti® (metoclopramide) nasal spray, including all clinical trials conducted in support of the drug for patients with gastroparesis. She has also participated in all of Evoke's meetings with FDA. Prior to joining Evoke, in 2012 Dr. Carlson helped found Agility Clinical, Inc., a contract research organization focused on the support of virtual companies, start-up companies and companies with orphan drugs. From 2004 to 2012, Dr. Carlson served as Vice President, Medical and Regulatory Affairs at Synteract, Inc., a clinical research organization, where she was responsible for safety surveillance, medical monitoring and regulatory submissions, among other duties. In 2004, Dr. Carlson founded and served as President of entreMeDica, Inc., a consulting firm offering chief medical officer services to biotechnology and life sciences companies with marketed products and products in development in a variety of therapeutic areas. Dr. Carlson also served as Vice President, Medical/Regulatory and Chief Medical Officer at Prometheus Laboratories Inc. from 2000 to 2004 and as Vice President, Clinical and Medical Affairs and Chief Medical Officer at Advanced Corneal Systems (now ISTA Pharmaceuticals) in 2000. Before that, Dr. Carlson worked at XOMA (US) LLC as Vice President, Clinical and Medical Affairs from 1999 to 2000 and as Medical Director from 1997 to 1999. From 1991 to 1997, Dr. Carlson held positions in clinical research, medical affairs and technical brand management at Procter & Gamble (P&G) Healthcare and P&G Pharmaceuticals. Prior to joining P&G, Dr. Carlson held academic and clinical positions at Case Western Reserve University, Western Reserve Geriatric Education Center and the MetroHealth Medical Center in Cleveland, Ohio. She holds a B.A. from Hunter College of the City University of New York, a D.M.D. from the Harvard School of Dental Medicine and an M.D. from Case Western Reserve University School of Medicine, completed an internal medicine residency at The Cleveland Clinic Foundation and a certification in regulatory affairs.

Overview

This Executive Compensation section provides information about the material components of our executive compensation program for our “named executive officers,” consisting of the following persons:

•
Matthew J. D’Onofrio, our Chief Executive Officer and former President, Chief Operating Officer, Secretary and Treasurer;
•
Mark Kowieski, CPA our Chief Financial Officer, Treasurer and Secretary;
•
Marilyn R. Carlson, D.M.D., M.D., our Chief Medical Officer; and.
•
David A. Gonyer, R.Ph., our former Chief Executive Officer.

David A. Gonyer resigned as our Chief Executive Officer, effective March 31, 2024, and in connection with his resignation, Matthew J. D’Onofrio was appointed as our Chief Executive Officer and as a member of our board of directors.

Summary Compensation Table

The following table shows information regarding the compensation earned by our named executive officers during the fiscal years ended December 31, 2024 and 2023:

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	All Other Compensation ($) (3)	Total ($)
Matthew J. D'Onofrio	2024	$615,000	$321,030	$281,762	$54,571	$1,272,363
Chief Executive Officer and former President, Chief Operating Officer, Secretary and Treasurer	2023	$450,000	$281,250	$78,000	$48,121	$857,371
Mark Kowieski, CPA	2024	$390,000	$156,000	$71,801	$52,438	$670,239
Chief Financial Officer, Treasurer and Secretary	2023	$305,000	$133,450	$23,625	$46,392	$508,467
Marliyn R. Carlson, D.M.D., M.D.	2024	$435,000	$170,303	$74,801	$24,829	$704,933
Chief Medical Officer	2023	$420,000	$236,250	$47,250	$24,989	$728,489
David A. Gonyer (4)	2024	$220,743	$—	$—	$20,187	$240,930
Former Chief Executive Officer	2023	$595,000	$446,250	$94,500	$71,309	$1,207,059
(1)
Amounts shown represent performance bonuses earned for 2024 and 2023, which were each paid in cash during the first quarter of 2025 and 2024, respectively.
(2)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted during 2024 and 2023 computed in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in Note 4. Stockholder's Equity to the Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 13, 2025. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.
(3)
Amount shown represents the cost of company-paid health insurance premiums (in the case of Messrs. Gonyer. D’Onofrio and Kowieski) and reimbursement for health insurance benefits (in the case of Dr. Carlson) during 2024 and 2023.
(4)
Mr. Gonyer resigned effective March 31, 2024.

Narrative Disclosure to Compensation Tables

Employment Agreements

We have entered into employment agreements with each of Messrs. D’Onofrio and Kowieski. Pursuant to the employment agreements, each executive's base salary is subject to review each year at the sole discretion of the compensation committee. The executives are eligible to earn an annual cash performance bonus under the company’s bonus plan or plans applicable to senior executives. The annual cash performance bonus payable is based on the achievement of individual and/or company performance goals to be determined in good faith by the compensation committee.

Employment Agreement with Mr. D'Onofrio

Pursuant to Mr. D'Onofrio's employment agreement, upon a separation for any reason, he shall be entitled to fully earned but unpaid base salary through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which he is entitled (Accrued Obligations). In addition to the Accrued Obligations, if we terminate Mr. D’Onofrio’s employment without cause (as defined below), he resigns for good reason, or Mr. D’Onofrio’s employment is terminated as a result of his death or following his permanent disability, Mr. D’Onofrio or his estate, as applicable, is entitled to the following payments and benefits: (1) a lump sum cash payment in an amount equal to 12 months of his base salary as in effect immediately prior to the date of termination (which amount will be increased to 24 months if such termination occurs within 24 months following a change in control (as defined below); (2) solely in the event of his death or permanent disability, a lump sum cash payment in an amount equal to his bonus (as defined below) for the year in which the termination of his employment occurs, prorated for the period of his service during such year; (3) to the extent such termination occurs within 24 months following a change in control, a lump sum cash payment in an amount equal to two times his bonus for the year in which the termination of his employment occurs; (4) a lump sum cash payment in an amount equal to the cost of the continuation of health benefits for a period of 12 months following date of termination (which amount will be increased to 24 months if such termination occurs within 24 months following a change in control); (5) a lump sum cash payment in an amount equal to the cost of his life insurance premiums for a period of 12 months following the date of termination (which amount will be increased to 24 months if such termination occurs within 24 months following a change in control); (6) solely in the event of his termination by us without cause or by him for good reason, a lump sum cash payment in an amount equal to $15,000 for outplacement services; and (7) the automatic acceleration of the vesting and exercisability of outstanding unvested stock awards as to the number of stock awards that would have vested over the 12-month period following termination had Mr. D’Onofrio remained continuously employed by us during such period. In the event Mr. D’Onofrio’s termination without cause or resignation for good reason occurs within three months prior to the occurrence of a change in control or within 12 months following a change in control, all of his outstanding unvested stock award will accelerate and become fully vested on the later of (i) the date of termination, or (ii) the date of such change in control.

In addition, his awards shall remain exercisable until the later of (1) 12 months following the date of termination or (2) such longer period as may be specified in the applicable stock award agreement.Mr. D'Onofrio’s employment agreement also contains standard confidentiality, non-competition and non-solicitation covenants.

Employment Agreement with Mr. Kowieski

Pursuant to Mr. Kowieski's employment agreement, upon separation for any reason, he shall be entitled to the Accrued Obligations. In addition to Accrued Obligations, if we terminate Mr. Kowieski’s employment without cause (as defined below) or he resigns for good reason (as defined below), he shall be entitled to the following payments and benefits: (1) a lump sum cash payment in an amount equal to 9 months of his base salary as in effect immediately prior to the date of termination, and (2) continued healthcare coverage for a period of 9 months following the date of termination. In the event Mr. Kowieski’s termination without cause or resignation for good reason occurs within 24 months following a change in control, in lieu of the severance benefits set forth above, he is instead entitled to: (i) a lump sum cash payment in the amount equal to 24 months of his base salary in effect immediately prior to the date of termination, (ii) a lump sum payment equal to 2 times his bonus (as defined below) for the year in which his involuntary termination occurs, (iii) continued healthcare coverage for a period of 24 months following the date of termination. In the event Mr. Kowieski’s termination without cause or resignation for good reason occurs within 3 months prior to the occurrence of a change in control or within 12 months following a change in control, all of his outstanding unvested stock awards will accelerate and become fully vested on the later of (x) the date of termination or (y) the date of such change in control.

In addition, his awards shall remain exercisable until the later of (1) 12 months following the date of termination, (2) with respect to any portion of the stock awards that become exercisable on the date of a change in control or (3) such longer period as may be specified in the applicable stock award agreement.

Mr. Kowieski’s employment agreement also contains standard confidentiality, non-competition and non-solicitation covenants.

Employment Agreement with Dr. Carlson

We have also entered into an employment agreement with Dr. Carlson. Pursuant to the employment agreement, Dr. Carlson agrees to devote 80% of her productive time and efforts to the performance of her duties as Chief Medical Officer. Pursuant to the employment agreement, Dr. Carlson’s base salary is subject to review each year at the sole discretion of the compensation committee. Dr. Carlson is also eligible to earn an annual cash performance bonus under the company’s bonus plan or plans applicable to senior executives. The annual cash performance bonus payable is based on the achievement of individual and/or Company performance goals to be determined in good faith by the compensation committee. The company also pays Dr. Carlson a taxable monthly payment equal to the monthly premium Dr. Carlson pays for healthcare coverage under Medicare, in an amount not to exceed $2,000 per month.

Pursuant to Dr. Carlson's employment agreements, upon a separation for any reason, she shall be entitled to the Accrued Obligations In addition to Accrued Obligations, if we terminate Dr. Carlson’s employment without cause (as defined below) or Dr. Carlson resigns for good reason (as defined below), Dr. Carlson is entitled to the following payments and benefits: (1) a lump sum cash payment in an amount equal to 9 months of her base salary as in effect immediately prior to the date of termination, and (2) a taxable monthly payment in an amount equal to her monthly healthcare coverage costs under Medicare as in effect immediately prior to the date of termination, in an amount not to exceed $2,000 per month, for a period of 9 months. In the event Dr. Carlson’s termination without cause or resignation for good reason occurs within 24 months following a change in control, in lieu of the severance benefits set forth above, she is instead entitled to: (i) a lump sum cash payment in the amount equal to 24 months of her base salary in effect immediately prior to the date of termination, (ii) a lump sum payment equal to 2 times her bonus (as defined below) for the year in which her involuntary termination occurs, (iii) a taxable monthly payment in an amount equal to her monthly healthcare coverage costs under Medicare as in effect immediately prior to the date of termination, in an amount not to exceed $2,000 per month, for a period of 24 months. In the event Dr. Carlson’s termination without cause or resignation for good reason occurs within 3 months prior to the occurrence of a change in control or within 12 months following a change in control, all of her outstanding unvested stock awards will accelerate and become fully vested on the later of (x) the date of termination or (y) the date of such change in control.

In addition, her awards shall remain exercisable until the later of (1) 12 months following the date of termination, (2) with respect to any portion of the stock awards that become exercisable on the date of a change in control or (3) such longer period as may be specified in the applicable stock award agreement. Dr. Carlson’s employment agreement also contains standard confidentiality, non-competition and non-solicitation covenants.

Defined Terms for Purposes of Employment Agreements

For purposes of the employment agreements with the named executive officers, “cause” generally means an executive officer’s (1) commission of an act of fraud, embezzlement or dishonesty that has a material adverse impact on us or any successor or affiliate of ours; (2) conviction of, or entry into a plea of “guilty” or “no contest” to, a felony; (3) unauthorized use or disclosure of our confidential information or trade secrets or any successor or affiliate of ours that has a material adverse impact on any such entity; (4) gross negligence, insubordination or material violation of any duty of loyalty, or any other material misconduct on the part of the executive officer; (5) ongoing and repeated failure or refusal to perform or neglect of his or her duties as required by his or her employment agreement, which failure, refusal or neglect continues for 15 days following his or her receipt of written notice from our board of directors stating with specificity the nature of such failure, refusal or neglect; or (6) breach of any material provision of his or her employment agreement.

For purposes of the employment agreements with the named executive officers, “good reason” generally means (1) with respect to Mr. D’Onofrio, a change in his status, position or responsibilities that, in his reasonable judgment, represents a substantial and material reduction in the status, position or responsibilities as in effect immediately prior thereto; the assignment to him of any duties or responsibilities that, in his reasonable judgment, are materially inconsistent with such status, position or responsibilities; or any removal of him from or failure to reappoint or reelect him to any of such positions, except in connection with the termination of his employment for cause (as defined above), as a result of his permanent disability or death, or by him other than for good reason; (2) with respect to Mr. Kowieski and Dr. Carlson, a material diminution in their authority, duties or responsibilities; (3) a material reduction in the executive officer’s annual base salary, except in connection with a general reduction in the compensation of our or any successor’s or affiliate’s personnel with similar status and responsibilities; (4) our or any successor’s or affiliate’s requirement the executive officer (without the executive officer’s consent) be based at any place outside a 50-mile radius of his or her placement of employment as of the effective date of the employment agreement, except for reasonably required travel for our or any successor’s or affiliate’s business that is not materially greater than such travel requirements prior to the effective date of the employment agreement; (5) any material breach by us or any successor or affiliate of obligations to the executive officer under the employment agreement; (6) with respect to Mr. D’Onofrio, any purported termination of his employment or service relationship for cause (as defined above) by us or any successor or affiliate that is not in accordance with the definition of cause; or (7) with respect to Mr. D’Onofrio, a change in control (as defined below).

For purposes of the employment agreements with the named executive officers, “bonus” generally means an amount equal to the greater of (1) the executive officer’s target bonus for the fiscal year in which the date of termination occurs; or (2) the bonus awarded to the executive officer for the fiscal year prior to the date of termination (which bonus shall be annualized to the extent the executive officer was not employed for the entire fiscal year prior to the date of termination). If any portion of the bonus awarded to the executive officer consisted of securities or other property, the fair market value thereof shall be determined in good faith by our board of directors.

For purposes of the employment agreements with the named executive officers, a “change in control” generally means:

•
a transaction or series of related transactions whereby any person or entity or related group of persons or entities (other than us, our subsidiaries, an employee benefit plan maintained by us or any of our subsidiaries or a person or entity that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, us) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of more than 50% of the total combined voting power of our securities outstanding immediately after such acquisition;
•
our consummation (whether we are directly or indirectly involved through one or more intermediaries) of (1) a merger, consolidation, reorganization, or business combination, (2) the sale or other disposition of all or substantially all of our assets or (3) the acquisition of assets or stock of another entity, in each case other than a transaction that results in our voting securities outstanding immediately before the transaction continuing to represent, directly or indirectly, at least a majority of the combined voting power of the successor entity’s outstanding voting securities immediately after the transaction, and after which no person or entity beneficially owns voting securities representing 50% or more of the combined voting power of the acquiring company that is not attributable to voting power held in the company prior to such transaction; or
•
the approval by our stockholders of a liquidation or dissolution of our company.

Executive Compensation Components

Independent Compensation Consultant and Comparable Company Compensation Information

During 2024, our compensation committee retained Anderson Pay Advisors LLC (“APA”) as its independent compensation consultant. APA assisted the compensation committee in confirming a peer group of companies to be used in the compensation setting process. After review and consultation with APA, the compensation committee determined that APA is independent and there was no conflict of interest resulting from retaining APA during fiscal year 2024. In reaching these conclusions, the compensation committee considered the factors set forth in Exchange Act Rule 10C-1 and Nasdaq listing standards.

For purposes of determining 2024 executive compensation, a peer group of 23 life sciences companies in similar phases of development as we are and with the following characteristics was selected based on the following parameters and not on the basis of executive compensation levels:

•
Market capitalization less than $500 million

•
Employee size less than 100 employees
•
Peer group companies were located nationally

The 2024 peer group consisted of the following companies:

Agile Therapeutics	Nektar Therapeutics
Akebia Therapeutics	NovaBay
Aquestive Therapeutics	Puma Biotechnology
Assertio Holdings	RedHill Biopharma
BioXcel Therapeutics	Scorpius Holdings (formerly NightHawk Biosciences)
Cara Therapeutics	scPharmaceuticals
Cumberland Pharmaceutic	Talphera (formerly AcelRx)
Curis	TherapeuticsMD
DURECT Corp	Trevena
Eagle Pharmaceuticals	Verastem
EyeNovia	Verrica Pharmaceuticals
Jaguar Health

Although our compensation committee reviewed the foregoing comparable company data in connection with its determinations of the 2024 base salaries, target bonuses and equity awards for our named executive officers, the compensation committee did not attempt to set those compensation levels or awards at a certain target percentile with respect to the comparable company data or otherwise rely entirely on that data to determine named executive officer compensation. Instead, as described above and consistent with past practice, the compensation committee members relied on their judgment and experience in setting those compensation levels and making those awards.

We expect that the compensation committee will continue to review comparable company data in connection with setting the compensation we offer our named executive officers to help ensure that our compensation programs are competitive and fair.

Base Salaries

In general, base salaries for our named executive officers are initially established through arm’s length negotiation at the time the executive is hired, taking into account such executive’s qualifications, experience and prior salary. Base salaries of our named executive officers are approved and reviewed annually by our compensation committee and adjustments to base salaries are based on the scope of an executive’s responsibilities, individual contribution, prior experience and sustained performance. Decisions regarding salary increases may take into account an executive officer’s current salary, equity ownership, and the amounts paid to an executive officer’s peers inside our company by conducting an internal analysis, which compares the pay of an executive officer to other members of the management team. Base salaries are also reviewed in the case of promotions or other significant changes in responsibility. Base salaries are not automatically increased if the board of directors and compensation committee believe that other elements of the named executive officer’s compensation are more appropriate in light of our stated objectives. This strategy is consistent with our intent of offering compensation that is both cost-effective, competitive and contingent on the achievement of performance objectives.

The actual base salaries paid to all of our named executive officers for 2024 are set forth in the “Summary Compensation Table” above.

In February 2024, our compensation committee approved base salary increases for 2024 for Messrs. Gonyer, D’Onofrio and Kowieski and Dr. Carlson to $615,000, $475,000, $320,000 and $435,000, respectively. These base salary increases represented adjustments of approximately 3.4%, 5.6%, 4.9% and 3.6%, respectively.

In addition, in May 2024, in connection with Messrs. D’Onofrio and Kowieski’s appointments as our Chief Executive Officer and Chief Financial Officer, respectively, Mr. D’Onofrio’s base salary was increased to $615,000 and Mr. Kowieski’s base salary was increased to $390,000.

In January 2025, our compensation committee approved base salary increases for 2025 for Messrs. D’Onofrio and Kowieski and Dr. Carlson to $645,000, $417,500, and $461,000, respectively. These base salary increases represented adjustments of approximately 5%, 7% and 6%, respectively.

The base salaries of our named executive officers continue to be below the median level of similarly-situated executives for our peer group of companies.

Annual Cash Performance Bonuses

Messrs. D’Onofrio and Kowieski and Dr. Carlson are also eligible for a performance bonus based upon the achievement of certain corporate performance goals and objectives approved by our compensation committee and board of directors.

Bonuses are set based on a percentage of the executive’s base salary as of the end of the bonus year and are expected to be paid out in the first quarter of the following year. The target levels for 2024 executive bonuses were as follows: 60% for Mr.

D’Onofrio (which was increased from 50% in May 2024 in connection with his promotion to Chief Executive Officer), 40% for Mr. Kowieski (which was increased from 35% in May 2024 in connection with his promotion to Chief Financial Officer), and 45% for Dr. Carlson. The executive bonuses are 100% based on the achievement of corporate objectives that are set each year by the board of directors and the compensation committee. Mr. Gonyer was not eligible to receive a bonus for 2024 as a result of his termination of employment in March 2024. All final bonus payments to our named executive officers are determined by our compensation committee. The actual bonuses awarded in any year, if any, may be more or less than the target, depending on individual performance and the achievement of corporate objectives and may also vary based on other factors at the discretion of the compensation committee.

For 2024, the corporate performance objectives for our named executive officers were related to commercial development and corporate financial objectives. These performance objectives and areas of emphasis were used as a guide by the compensation committee and board of directors in determining overall corporate performance for these executives as they represented those areas in which they were expected to focus their efforts during the year. Both qualitative and quantitative guidelines were established for purposes of evaluating performance relating to these corporate objectives during 2024. In coming to its final determination regarding the overall corporate achievement for 2024, our compensation committee noted our commercial and financial efforts, including (1) commercial milestone attainment; and (2) maintenance of adequate cash resources to continue operations and support commercialization activities. In addition, the compensation committee considered our cash management efforts which included managing cash and expenditures within budgeted levels. Based on its review of our overall performance relative to our corporate objectives, the compensation committee determined to award a corporate achievement level of 87%.

The overall achievement level was then used to determine the named executive officer’s bonus. The bonuses earned by our named executive officers for 2024 are set forth in the “Summary Compensation Table” above.

Equity Compensation

The goals of our long-term, equity-based incentive awards are to align the interests of our named executive officers and other employees, non-employee directors and consultants with the interests of our stockholders. Because vesting is based on continued employment, our equity-based incentives also encourage the retention of our named executive officers through the vesting period of the awards. In determining the size of the long-term equity incentives to be awarded to our named executive officers, we take into account a number of internal factors, such as the relative job scope, the value of existing long-term incentive awards, individual performance history, prior contributions to us and the size of prior grants. Our compensation committee reviews competitive market data prepared by APA in connection with its grant of long-term equity incentive awards to the named executive officers, but such awards are not determined by reference to any specific target level of compensation or benchmarking. Based upon these factors, the compensation committee determines the size of the long-term equity incentives at levels it considers appropriate to create a meaningful opportunity for reward predicated on the creation of long-term stockholder value. We have not granted any equity awards other than stock options to date.

To reward and retain our named executive officers in a manner that best aligns employees’ interests with stockholders’ interests, we use stock options as the primary incentive vehicles for long-term compensation. We believe that stock options are an effective tool for meeting our compensation goal of increasing long-term stockholder value by tying the value of the stock options to our future performance. Because employees are able to profit from stock options only if our stock price increases relative to the stock option’s exercise price, we believe stock options provide meaningful incentives to employees to achieve increases in the value of our stock over time.

The exercise price of each stock option grant is the fair market value of our common stock on the grant date, as determined by our board of directors from time to time.

In August 2024, Messrs. D'Onofrio and Kowieski and Dr. Carlson were granted stock options to purchase shares of our common stock. Specifically, Messrs. D’Onofrio and Kowieski and Dr. Carlson were granted options to purchase 64,840, 17,291, and 17,291 shares of our common stock, respectively. The options for Mr. Kowieski and Dr. Carlson vest on a monthly basis over a three-year period commencing August 7, 2024, subject to the option holders continued service to us through each such vesting date. For Mr. D'Onofrio, 50% of his options vest on February 7, 2026 and the remaining 50% of his options vest monthly thereafter, subject to his continued service to us through each such vesting date. In January 2025, our named executive officers were granted stock options to purchase shares of our common stock. Specifically, Messrs. D’Onofrio and Kowieski and Dr. Carlson were granted options to purchase 70,000, 13,000, and 11,000 shares of our common stock, respectively. The options for Mr. Kowieski and Dr. Carlson vest on a monthly basis over a three-year period commencing January 28, 2025, subject to the reporting person’s continued service to the issuer through each such vesting date. For Mr. D'Onofrio, one-third of his options vest on January 28, 2026 and the remaining two-thirds of his options vest monthly thereafter, subject to his continued service to us through each such vesting date.

In connection with his resignation as our Chief Executive Officer, all of Mr. Gonyer’s unvested stock options were forfeited.

Other Elements of Compensation

Retirement Plans

We currently maintain a 401(k) retirement savings plan that allows eligible employees to contribute a portion of their compensation, within limits prescribed by the Internal Revenue Code, on a pre-tax basis through contributions to the plan. Our named executive officers are eligible to participate in the 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our named executive officers in accordance with our compensation policies.

Employee Benefits and Perquisites

Our named executive officers are eligible to participate in our health and welfare plans. We reimburse Dr. Carlson for her health care premiums and pay for the health and welfare benefits for our other named executive officers. We do not provide our named executive officers with any other significant perquisites or other personal benefits.

Employee Stock Purchase Plan

We maintain an employee stock purchase plan, or ESPP, that allows eligible employees to purchase our common stock at a discount, subject to applicable limits as set forth in the ESPP, through payroll deductions of up to 20% of their eligible compensation. All of our employees participate in the ESPP on the same terms and conditions.

No Tax Gross-Ups

We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation paid or provided by our company.

Termination and Change in Control Benefits

Our named executive officers may become entitled to certain benefits or enhanced benefits in connection with certain qualifying terminations of employment and/or a change in control of our company. Each of our named executive officers’ employment agreements entitles them to severance in the event of their termination without cause or their resignation for good reason (and, for Mr. D'Onofrio and Mr. Kowieski, upon termination by reason of death or disability). In addition, each named executive officer is entitled to accelerated vesting of all outstanding equity awards upon his or her termination without cause or their resignation for good reason within three months prior to the occurrence of a change in control or within 12 months following a change in control of our company. In addition, the occurrence of a change in control constitutes “good reason” for Mr. D'Onofrio's and Mr. Kowieski's resignation under their employment agreements. For additional discussion, please see “Employment Agreements” above.

Clawback Policy

We have adopted a compensation recovery policy that requires the recovery of certain erroneously-paid incentive compensation received by our Section 16 officers on or after October 2, 2023, as required by new SEC rules and Nasdaq Stock Market Listing Standards implemented pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Equity Award Grant Practices

We have had no program, plan or practice pertaining to the timing of stock option grants to named executive officers coinciding with the release of material non-public information, or MNPI. The compensation committee has historically approved grants of options annually each year as part of our annual compensation cycle. The timing of any equity grants to newly-hired employees, or in connection with promotions or other non-routine grants, is generally tied to the event giving rise to the award (such as an executive officer’s commencement of employment or promotion effective date). Any grants to executive officers are generally approved at meetings of the compensation committee or our board of directors, except under extraordinary circumstances.

For all stock option awards, the exercise price is no less than the closing price of our common stock on the date of the grant. The following table sets forth information for certain stock options granted to our named executive officers during 2024. In the event an issuer grants stock options or option-like instruments within the period commencing four business days prior to and ending one business day following the filing by the Company of a Form 10-K, Form 10-Q or Form 8-K containing material non-public information as required under Item 402(x) of Regulation S-K, Item 402(x) of Regulation S-K requires tabular disclosure of certain information related to such awards. The table below is being provided because certain of the stock options granted to our named executive officers during 2024 were granted within the period commencing four business days prior to and ending one business day following the filing by the Company of a Form 10-K, Form 10-Q or Form 8-K containing material non-public information.

Name	Grant Date	Number of Securities Underlying the Award	Exercise Price of the Award	Grant Date Fair Value of the Award

Percentage Change in the Closing Market Price of the Securities Underlying the Award Between the Trading Day Ending Immediately Prior to the Disclosure of MNPI and the Trading Day Beginning Immediately Following the Disclosure of MNPI

Matthew J. D'Onofrio	8/7/2024	64,840	$5.27	$281,762	-0.7%
Mark Kowieski, CPA	8/7/2024	17,291	$5.27	$74,801	-0.7%
Marilyn R. Carlson, D.M.D., M.D.	8/7/2024	17,291	$5.27	$74,801	-0.7%

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth specified information concerning unexercised stock options and unvested stock awards for each of the named executive officers outstanding as of December 31, 2024:

		Option Awards
	Grant	Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable)		Options Exercise Price	Option Expiration
Name	Date	(#)	(#)	Footnote	($/Share)	Date
Matthew J. D'Onofrio	8/7/2024	—	64,840	(1)	$5.27	8/7/2034
Mark Kowieski, CPA	8/7/2024	1,921	15,370	(2)	$5.27	8/7/2034
Marilyn R. Carlson, D.M.D., M.D.	8/7/2024	1,921	15,370	(2)	$5.27	8/7/2034
(1)
50% vests on the 18-month anniversary of the grant date and the remaining 50% vests monthly thereafter for 18 months, subject to the named executive officer's continued employment or service through each such vesting date.
(2)
The option vest on a monthly basis over a three-year period measured from August 7, 2024, subject to the named executive officer’s continued employment or service through each such vesting date.

In November 2024, each of the named executive officers voluntarily agreed to cancel the out-of-the-money options with an exercise price in greater than or equal to $25.00 then held by them. Specifically, Mr. D’Onofrio agreed to cancel 9,202 stock options with exercise prices between $48.12 and $385.92, Mr. Kowieski agreed to cancel 1,958 stock options with exercise prices between $25.08 and $48.12, and Dr. Carlson agreed to cancel 7,672 stock options with exercise prices between $48.12 and $385.92.

Pay Versus Performance Table

The following table sets forth information concerning the compensation of our named executive officers, or NEOs, for each of the fiscal years ended December 31, 2024, 2023 and 2022, and our financial performance for each such fiscal year:

	Summary Compensation Table for Total Current PEO (D'Onofrio)(1)	Compensation Actually Paid to Current PEO (D'Onofrio)(2,3)	Summary Compensation Table for Total Former PEO (Gonyer)(1)	Compensation Actually Paid to Former PEO (Gonyer)(2,3)	Average Summary Compensation Table Total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs(2,3)	Value of Initial Fixed $100 Investment Based on Evoke Total Shareholder Return	Evoke Net Loss ($ Millions)
(a)	(b)	(c)	(b)	(c)	(d)	(e)	(f)	(h)
2024	$1,272,363	$1,197,602	$240,930	$221,217	$687,586	$666,143	$5.58	$(5.4)
2023	$—	$—	$1,207,058	$1,106,967	$792,930	$726,522	$15.91	$(7.8)
2022	$—	$—	$885,022	$713,748	$582,474	$473,399	$40.61	$(8.2)

(1)
Amounts represent compensation actually paid to our PEO and the average compensation actually paid to our remaining NEOs for the relevant fiscal year, as determined under SEC rules (and described below), which includes the individuals indicated in the table below for each fiscal year:

Fiscal Year	PEO	Non-PEO NEOs
2024	Matthew J. D'Onofrio (Current) David Gonyer (Former)	Mark Kowieski and Marilyn R. Carlson
2023	David Gonyer	Matthew J. D'Onofrio and Marilyn R. Carlson
2022	David Gonyer	Matthew J. D'Onofrio and Marilyn R. Carlson

(2) The amounts shown for Compensation Actually Paid (CAP) have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by our NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3) CAP is calculated by taking Summary Compensation Table total compensation: a) less the stock award and stock option grant values; b) plus the year over year change in the fair value of stock and option awards that are unvested as of the end of the year, or that vested, or were forfeited during the year. We have not paid dividends historically and do not sponsor any pension arrangements; thus, no adjustments are made for those items. Reconciliation of the Summary Compensation Table total compensation and CAP is summarized in the following table:

	Current PEO (D'Oforio)(i)
Fiscal Year	2022	2023	2024
SCT Total	$—	$—	$1,272,363
Stock and Option Award Values Reported in SCT for the Covered Year	—	—	(281,762)
Fair Value of Outstanding Unvested Stock and Option Awards Granted in the Covered Year	—	—	226,501
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years	—	—	—
Fair Value of Stock and Option Awards Granted in Covered Year that Vested	—	—	—
Change in Fair Value of Stock and Option Awards from Prior Years that Vested in Covered Year	—	—	(1,414)
Fair Value of Stock and Option Awards Forfeited during the Covered Year	—	—	(18,086)
Compensation Actually Paid	$—	$—	$1,197,602

	Former PEO (Gonyer)(i)
Fiscal Year	2022	2023	2024
SCT Total	$885,022	$1,207,058	$240,930
Stock and Option Award Values Reported in SCT for the Covered Year	(78,488)	(94,500)	—
Fair Value of Outstanding Unvested Stock and Option Awards Granted in the Covered Year	19,936	15,463	—
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years	(72,271)	9,429	—
Fair Value of Stock and Option Awards Granted in Covered Year that Vested	9,107	(20,368)	—
Change in Fair Value of Stock and Option Awards from Prior Years that Vested in Covered Year	(49,558)	(10,115)	(730)
Fair Value of Stock and Option Awards Forfeited during the Covered Year	—	—	(18,983)
Compensation Actually Paid	$713,748	$1,106,967	$221,217

	Average Non-PEO (i)
Fiscal Year	2022	2023	2024
SCT Total	$582,474	$792,930	$687,586
Stock and Option Award Values Reported in SCT for the Covered Year	(44,850)	(62,625)	(73,301)
Fair Value of Outstanding Unvested Stock and Option Awards Granted in the Covered Year	11,419	13,374	52,014
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years	(48,503)	2,357	—
Fair Value of Stock and Option Awards Granted in Covered Year that Vested	5,208	(12,993)	9,560
Change in Fair Value of Stock and Option Awards from Prior Years that Vested in Covered Year	(32,349)	(6,521)	(2,563)
Fair Value of Stock and Option Awards Forfeited during the Covered Year		—	(7,153)
Compensation Actually Paid	$473,399	$726,522	$666,143

(i) The fair value or change in fair value, as applicable, of options awards used to calculate CAP was determined using the Black-Scholes option pricing model, in accordance with
       Financial Accounting Standards Board Accounting Standards Codification 718 - Share-based Compensation.

Fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to a Black Scholes value as of the applicable year-end or vesting date(s), determined based on the same methodology as used to determine grant date fair value but using the closing stock price on the applicable revaluation date as the current market price and with an expected life set equal to the remaining life of the award in the case of underwater stock options and, in the case of in the money options, an expected life equal to the original ratio of expected life relative to the ten year contractual life multiplied times the remaining life as of the applicable revaluation date, and in all cases based on volatility and risk free rates determined as of the revaluation date based on the expected life period and based on an expected dividend rate of 0%. For additional information on the assumptions used to calculate the valuation of the awards, see Note 4 (Stockholder's Equity) to the Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 13, 2025.

Relationship Between Financial Performance Measures

The graphs below compare the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs in relation to certain financial performance metrics. TSR amounts reported in the Pay Versus Performance table above and the graph below assume an initial fixed investment of $100 on December 31, 2021, and that all dividends, if any, were reinvested.

Relationship between CAP and TSR. The chart below reflects the relationship between the PEO and average non-PEO CAP versus our TSR.

Relationship between CAP and Net Loss. The chart below reflects the relationship between the PEO and average non-PEO CAP versus our GAAP Net Loss

Equity Compensation Plan Information

The following table summarizes securities available under our equity compensation plans as of December 31, 2024:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	126,015	$5.29	464,508
Equity compensation plans not approved by security holders	—	—	—
Total	126,015		464,508
(1)
Column (c) includes 449,608 shares available for issuance under our 2013 Equity Incentive Award Plan and 14,900 shares available for issuance under our 2013 Employee Stock Purchase Plan. The amounts in column (c) do not include any additional shares that may become available for future issuance under the 2013 Plan or the 2013 Employee Stock

Purchase Plan pursuant to the automatic increases to the share reserves thereunder on each January 1 during the term of the applicable plan pursuant to the evergreen provisions in such plans. For the offering period in effect on December 31, 2024 and that ended on February 28, 2025, one employee elected to purchase shares under our 2013 Employee Stock Purchase Plan during such offering period. The material features of our 2013 Equity Incentive Award Plan and the 2013 Employee Stock Purchase Plan are described in Note 4. Stockholder's Equity to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 13, 2025.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions since January 1, 2024 to which we have been a party in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest. We also describe below certain other transactions with our directors, executive officers and stockholders. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, from unaffiliated third parties.

Employment Agreements

We have entered into employment agreements with the following executive officers: Matthew J. D’Onofrio, our Chief Executive Officer, Mark Kowieski, our Chief Financial Officer and Marilyn R. Carlson, D.M.D., M.D., our Chief Medical Officer. For more information regarding these agreements, see “Executive Compensation and Other Information—Narrative Disclosure to Compensation Table―Employment Agreements” above.

Indemnification Agreements

Our amended and restated certificate of incorporation and our amended and restated bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. Further, we have entered into indemnification agreements with each of our directors and officers, and we have purchased a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment under certain circumstances.

Stock Option Grants to Executive Officers and Directors

We have granted stock options to our executive officers and certain of our directors as more fully described in the section “Executive Compensation and Other Information—Narrative Disclosure to Compensation Table—Equity Compensation” above.

Other Transactions with Related Parties

None.

Policies and Procedures for Related Person Transactions

Pursuant to our audit committee charter, our audit committee is responsible for reviewing and approving all transactions with related parties which are required to be reported under applicable SEC regulations, other than compensation-related matters. We have not adopted written procedures for review of, or standards for approval of, these transactions, but instead our audit committee intends to review such transactions on a case-by-case basis.

STOCKHOLDER PROPOSALS

Proposals from stockholders intended to be presented at our annual meeting of stockholders to be held in 2026 must be received by us no later than December 11, 2025, which is 120 days prior to the first anniversary of the mailing date of this proxy, in order to be included in our proxy statement and form of proxy relating to that meeting. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 22, 2026, which is 60 days prior to the one year anniversary of the 2025 annual meeting. These proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement. In addition, our amended and restated bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in our proxy statement and director nominations, to be brought before an annual meeting of stockholders. In general, notice of the proposal or nomination must be received at our principal executive offices not less than 90 calendar days before nor more than 120 calendar days before the one-year anniversary of the date of the previous year’s annual meeting of stockholders. Therefore, to be presented at our 2026 annual meeting of stockholders, such a proposal must be received by us no earlier than January 21, 2026 and no later than February 20, 2026. However, if the date of the annual meeting is more than 30 days earlier or more than 60 days later than such anniversary date, notice must be received not less than 90 calendar days before nor more than 120 calendar days in advance of such annual meeting, or if later, ten calendar days following the date on which public announcement of the date of the meeting is first made. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the board of directors for the 2026 annual meeting may exercise discretionary voting power regarding any such proposal or nomination. Stockholders are advised to review our amended and restated bylaws which also specify requirements as to the form and content of a stockholder’s notice.

ANNUAL REPORT

Our annual report for the fiscal year ended December 31, 2024 will be mailed to stockholders of record on or about April 10, 2025. Our annual report does not constitute, and should not be considered, a part of this proxy solicitation material.

Any person who was a beneficial owner of our common stock on the record date may request a copy of our annual report, and it will be furnished without charge upon receipt of a written request identifying the person so requesting a report as a stockholder of our company at such date. Requests should be directed to Evoke Pharma, Inc., 420 Stevens Avenue, Suite 230, Solana Beach, California, Attention: Corporate Secretary.

STOCKHOLDERS SHARING THE SAME ADDRESS

The rules promulgated by the SEC permit companies, brokers, banks or other intermediaries to deliver a single copy of proxy materials, or, where applicable, a Notice of Internet Availability of Proxy Materials, to households at which two or more stockholders reside. Each stockholder, however, still receives a separate proxy card if he or she receives paper copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding will receive only one copy of our proxy statement and annual report or Notice of Internet Availability of Proxy Materials. If you would like to opt out of this practice for future mailings and receive a separate proxy statement and annual report or Notice of Internet Availability of Proxy Materials for each stockholder sharing the same address, please contact your broker, bank or other intermediary. You may also obtain a separate proxy statement or annual report or Notice of Internet Availability of Proxy Materials without charge by sending a written request to Evoke Pharma, Inc., 420 Stevens Avenue, Suite 230, Solana Beach, California 92075, Attention: Corporate Secretary, or by calling (858) 345-1494. To ensure timely delivery please make any requests for documents by May 9, 2025. We will promptly send additional copies of the proxy statement or annual report or Notice of Internet Availability of Proxy Materials upon receipt of such request. Stockholders sharing an address that are receiving multiple copies of the proxy statement or annual report or Notice of Internet Availability of Proxy Materials can request delivery of a single copy of the proxy statement or annual report or Notice of Internet Availability of Proxy Materials by contacting their broker, bank or other intermediary or sending a written request to Evoke Pharma, Inc. at the address above or by calling (858) 345-1494.

OTHER MATTERS

We do not know of any business other than that described in this proxy statement that will be presented for consideration or action by the stockholders at the annual meeting. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes. All stockholders are urged to complete, sign and return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

/s/ Matthew J. D'Onofrio
Matthew J. D'Onofrio Chief Executive Officer and Director

Solana Beach, CA

April 10, 2025

EVOKE PHARMA P.O. BOX 8016, CARY, NC 27512-9903 Evoke Pharma, Inc. Annual Meeting of Stockholders For Stockholders of record as of March 24, 2025 Wednesday, May 21, 2025 8:30 AM, Pacific Time Annual Meeting will be held live via the Internet- please visit www.proxydocs.com/EVOK for more details. Your vote matters! X Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Internet: www.proxypush.com/EVOK Cast your vote online • Have your Proxy Card ready Follow the simple instructions to record your vote Phone: 1-855-686-4811 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions Mail: YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 8:30 AM, Pacific Time, May 21, 2025. This proxy is being solicited on behalf of the Board of Directors • Mark, sign and date your Proxy Card · Fold and return your Proxy Card in the postage-paid envelope provided Virtual: You must register to attend and/or vote at the meeting online at www.proxydocs.com/EVOK The undersigned hereby appoints Matthew J. D'Onofrio and Mark Kowieski (the "Named Proxies"), as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, to vote all the shares of capital stock of Evoke Pharma, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

EVOKE PHARMA Evoke Pharma, Inc. Annual Meeting of Stockholders Please make your marks like this: X THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 3 YEARS. PROPOSAL 1. To elect two directors for a three-year term to expire at the 2028 annual meeting of stockholders; FOR WITHHOLD 1.01 Malcolm R. Hill, Pharm.D. 1.02 Vickie W. Reed 2. To consider and vote upon the ratification of the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; 3. To consider and vote upon, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission; To consider and vote upon, on an advisory basis, whether the stockholder vote to approve the compensation of the named executive officers as required by Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, should occur every one, two or three years; and To transact such other business as may be properly brought before the meeting or any adjournment or postponement thereof. 0 0 YOUR VOTE BOARD OF DIRECTORS RECOMMENDS FOR FOR FOR AGAINST ABSTAIN □ FOR 新 1YR 口ㄨ ᄆ 2YR 3YR You must register to attend and/or vote at the meeting online at www.proxydocs.com/EVOK Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date ABSTAIN FOR 3 YEARS 5. 4.